UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Meta Materials Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(p) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
META MATERIALS INC.
2022 Annual Meeting
Vote by December 04, 2022
11:59 PM ET
GENERAL BROKER
Hextone, Inc. P.O. Box 9142 Farmingdale, 11735
Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717
30#
FLASHID-JOB#
1 OF 2
322,224
148,294
You invested in META MATERIALS INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 05, 2022.
Get informed before you vote
View the 10K Wrap, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 21, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
PV
Control # XXXX XXXX XXXX XXXX
Smartphone users
Point your camera here and
vote without entering a
control number
Vote in Person at the Meeting*
December 05, 2022
9:00 AM EST
META MATERIALS INC.
via the Internet at
https://web.lumiagm.com/231241931
password: metamaterials2022
*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
Control # XXXX XXXX XXXX XXXX
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
META MATERIALS INC.
2022 Annual Meeting
Vote by December 04, 2022
11:59 PM ET
Voting Items
1. Election of Directors
Nominees:
01 John R. Harding 04 Allison Christilaw 07 Ken Hannah
02 George Palikaras 05 Steen Karsbo
03 Maurice Guitton 06 Eric M. Leslie
Board
Recommends
For
2. To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending
December 31, 2022.
3. To approve, on a non-binding advisory basis, the compensation of our named executive officers as presented in the proxy statement.
NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual
Meeting.
Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.
1.00000
322,224
148,294
FLASHID-JOB#